CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2005                     /s/ Richard J. Adler
     ------------------------     --------------------------------------------
                                  Richard J. Adler, Chief Executive Officer
                                  (principal executive officer)


I, Michael J. Meagher, Vice President, Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2005                     /s/ Michael J. Meagher
     ------------------------     --------------------------------------------
                                  Michael J. Meagher, Vice President,
                                  Treasurer
                                  (principal financial officer)